UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51133	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2006 (Japanese Standard Time), MediciNova, Inc. (hereinafter the “Company,” “we,” or “us”) filed with the Osaka Securities Exchange (the “OSE”) a Japanese report referred to as “Kessan Tanshin,” which contained, among other things, our financial results for the quarter ended September 30, 2006 (the “Tanshin”).

The Tanshin is substantially the same as the Company’s Financial Report on Form 10-Q for the nine months ended September 30, 2006 (the “10-Q”), except the following supplemental information is provided:

•	In the Tanshin, we disclose that our estimated revenues for our fiscal year ending December 31, 2006, have changed from the budgeted amount of $313,000 to $355,000 from those provided in our Kessan Tanshin filed with the OSE on February 17, 2006. A press release was also filed in Japan to announce this variance from budget as required by the OSE.

•	In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at 117.90 Japanese Yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per Bank of Tokyo-Mitsubishi as of September 30, 2006.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing.

This report may contain “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause the Company’s actual results to differ materially from those implied or expressed by the forward-looking statements. These forward-looking statements speak only as of the date hereof. For a discussion of factors that may cause results to differ, please see the Company’s SEC reports, including its Financial Report on Form 10-Q for the quarter ended September 30, 2006 as filed on November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICINOVA, INC.

Dated: November 9, 2006	By:	/s/ Shintaro Asako
Shintaro Asako
Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)